                                                                    EXHIBIT 10.5


                                FOURTH AMENDMENT

                          Dated as of October 7, 1994


     THIS FOURTH AMENDMENT is entered into among MERISEL AMERICAS, INC., a Delaware corporation (the "Seller"), CIESCO L.P. ("CIESCO"), CITIBANK, N.A. ("Citibank"), CITICORP NORTH AMERICA, INC., individually ("CNA") and as agent (the "Agent"), and the other financial institutions listed on the signature pages hereof under the heading "Banks" (together with Citibank, the "Banks"), being the financial institutions willing, on the terms and conditions set forth herein, to continue their respective obligations to purchase (i) "Percentage Interests" (as such term is defined in that certain Asset Purchase Agreement dated as of March 25, 1994 (said Asset Purchase Agreement being the "Asset Purchase Agreement") between each Bank other than Citibank and the Agent) in respect of Eligible Assets purchased from time to time under and as defined in the Trade Receivables Purchase and Sale Agreement dated as of September 24, 1993, as amended by the Assumption and Second Amendment dated as of December 23, 1993 and the Third Amendment dated as of March 24, 1994 (said Agreement, as so amended, being the "CIESCO Agreement"), by the Investor, and (ii) ratable interests in Eligible Assets purchased from time to time under and as defined in the Trade Receivables Purchase and Sale Agreement dated as of September 24, 1993, as amended by the Amendment dated as of October 20, 1993, the Assumption and Second Amendment dated as of December 23, 1993 and the Third Amendment dated as of March 24, 1994 (said Agreement, as so amended, being the "Parallel Purchase Commitment" and, together with the CIESCO Agreement, the "Agreements"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the respective Agreements.

     PRELIMINARY STATEMENT. The Banks, the Seller, CIESCO, CNA and the Agent, on the terms and conditions stated below, have agreed to, among other things, extend the Facility Termination Date under the CIESCO Agreement, the Purchase Termination Date under the Asset Purchase Agreement and the Commitment Termination Date under the Parallel Purchase Commitment to October 6, 1995, subject to the satisfaction of certain conditions, and to provide for the payment of certain additional fees by the Seller.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1.  Amendments to CIESCO Agreement.  The CIESCO Agreement is,
                 ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

          (a) The definitions of the terms "Assignee", "Contract", "Credit Agreement", "Fee Letter", "Obligor" and "Receivable", contained in Section
     1.01 of the CIESCO Agreement, are amended in their entirety to read as follows, respectively:

               "'Assignee' means Citibank, CNA or the Investor, or any of their
                 --------
          respective Affiliates, as the assignee of an Eligible Asset pursuant to Article IX and, in the case of any assignment pursuant to Section 9.02, all but not part of the rights and obligations of the Investor hereunder."

               "'Contract' means (i) an agreement between the Seller and an
                 --------
          Obligor, in substantially the form of one of the forms of written contract delivered to the Agent prior to the date hereof (or in substantially the form of any other form of written contract delivered from time to time to the Agent by the Seller after the date hereof if such other form shall have been approved by the Agent in its reasonable discretion) or containing payment terms and conditions and covering sales of merchandise or services of a type substantially similar thereto, or in the case of an open account agreement, as evidenced by an invoice of the Seller in substantially the form of one of the forms of invoices delivered to the Agent prior to the date hereof (or in substantially the form of any other form of written invoice delivered from time to time to the Agent by the Seller after the date hereof if such other form shall have been approved by the Agent in its reasonable discretion) or containing payment terms and conditions and covering sales of merchandise or services of a type substantially similar thereto, in each case pursuant to or under which such Obligor shall be obligated to pay for its purchase of merchandise or services from time to time, or (ii) in the case of a Receivable of the type described in clause (ii) of the definition of the term 'Receivable', the agreement or arrangement of the type described in clause (iii) of the definition of the term 'Related Security' under which such Receivable arose."

               "'Credit Agreement' means the Revolving Credit Agreement dated as
                 ----------------
          of December 23, 1993, as amended by the First Amendment to Revolving Credit Agreement dated as of September 29, 1994, among the Seller and Merisel Europe, Inc., as borrowers, Merisel, as guarantor, the lenders party thereto, Citibank, as designated issuer, and Citicorp USA, Inc. as agent for such lenders, without giving effect to any other amendment, supplement or other modification thereof or thereto or any waiver of any provision or any termination thereof."

               "'Fee Letter' means the letter agreement regarding additional
                 ----------
          fees, dated the date hereof, as amended by the letter agreement dated October 7, 1994, between the Seller and the Agent."

               "'Obligor' means a Person (other than the Seller) either (i)
                 -------
          which is obligated to make payments pursuant to a Contract of the type described in clause (i) of the definition of the term 'Contract' or
          (ii) which is obligated to finance (by lending to an Obligor referred to in clause (i) above, or by purchasing from the Seller, or otherwise), or is a party to an agreement that contemplates that such Person may so finance, a Receivable."

               "'Receivable' means (i) the indebtedness of any Original Obligor
                 ----------
          under a Contract of the type described in clause (i) of the definition of the term 'Contract' arising from a sale of merchandise or services by the Seller to such Original Obligor, including without limitation any such indebtedness which may be financed by any Floor Plan Obligor, and (ii) the indebtedness of any Floor Plan Obligor arising from the sale of any Receivable referred to in clause (i) above to such Floor Plan Obligor as contemplated by Section 5.03(a), and, in the case of clauses (i) and (ii) above, includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto. Unless otherwise stated, the term 'Obligor' of any Receivable refers to both the Original Obligor that owes such Receivable and, if applicable, the Floor Plan Obligor that finances, or may finance, such Receivable."

          (b) The definition of the term "Eligible Asset", contained in Section
     1.01 of the CIESCO Agreement, is amended by adding to the end of clause
     (iii) thereof the parenthetical "(including, without limitation, proceeds in the form of cash or indebtedness arising from the sale of Pool Receivables to Floor Plan Obligors as contemplated by Section 5.03(a))."

          (c) Clause (v) of the definition of the term "Eligible Receivable", contained in Section 1.01 of the CIESCO Agreement, is amended in its entirety to read as follows:

               "(v) which, according to the Contract related thereto, is required to be paid in full within 61 days of the original invoice date therefor, in the case of any Receivable of the type described in clause (i) of the definition of the term 'Receivable', or, in the case of any Receivable of the type described in clause (ii) of the definition of such term, by the date by which the Pool Receivable the sale of which gave rise to such Receivable was so required to have been paid in full;".

          (d) The definition of the term "Facility Termination Date", contained in Section 1.01 of the CIESCO Agreement, is amended by adding to the end thereof the following proviso:
                           -------

          "; provided, however, that the 'Facility Termination Date' shall be
             --------  -------
          extended to the earlier of October 6, 1995 or the date of termination of the Facility pursuant to Section 2.03 or Section 7.01 if, and only if, (i) prior to November 30, 1994, Merisel shall have received funding in an aggregate amount of at least $100,000,000 from new sources of liquidity (other than the Credit Agreement), and from Persons which are not Affiliates of Merisel, the term of which sources of liquidity is at least five years, and (ii) the Seller shall have performed and observed the covenants set forth in Sections 5.01(k) and
          (l) hereof pursuant to the terms thereof, with such extension to occur automatically, without any further action, upon the satisfaction of the conditions set forth in clauses (i) and (ii) above."

          (e) Section 1.01 of the CIESCO Agreement is further amended by adding thereto definitions of the new terms "Assignment and Acceptance", "Investor", "Restructuring Fee" and "Resyndication Fee", such definitions of such new terms to read as follows:

               "'Assignment and Acceptance' means an assignment and acceptance
                 -------------------------
          entered into by the Investor and an Assignee in substantially the form of Exhibit H hereto."

               "'Investor' has the meaning assigned to that term at the
                 --------
          beginning of this Agreement; provided, however, that upon any
                                       --------  -------
          assignment of all of the Eligible Assets owned by the Investor together with all of the rights and obligations of the Investor hereunder pursuant to Section 9.02, the Assignee thereof shall be the Investor for all purposes hereunder."

               "'Restructuring Fee' has the meaning specified in Section 2.11."
                 -----------------

               "'Resyndication Fee' has the meaning specified in Section 2.11."
                 -----------------

          (f) Clause (ii) of Section 2.11 of the CIESCO Agreement is amended by replacing the rate for the Program Fee of "20/100 of 1% per annum" with the following rate:

          "20/100 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which the ratio of Consolidated Debt Equivalents (as defined in the Credit Agreement) for the Seller to the sum of such Consolidated Debt Equivalents plus Consolidated Net Worth (as defined in the Credit Agreement) for the Seller is equal to or less than .55 to 1, or 25/100 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which such ratio is greater than .55 to 1 but equal to or less than .625 to 1, or 375/1000 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which such ratio is greater than .625 to 1".

          (g) Section 2.11 of the CIESCO Agreement is further amended by adding to the end thereof a new subsection (d) to read as follows:

               "(d) The Seller shall also pay to the Agent, on the first date on which all of the conditions set forth in clauses (i) and (ii) of the proviso to the definition of the term 'Facility Termination Date'
              -------
          shall have been satisfied, (i) for the account of the Agent a restructuring fee (the 'Restructuring Fee') as set forth in the Fee Letter, and (ii) for the account of Citibank, in consideration for its support of the Eligible Assets purchased hereunder, a resyndication fee (the 'Resyndication Fee') in the amount of 1/20 of 1% of the entire Purchase Limit (whether used or unused) on such date; provided,
                                                                       --------
          however, that the Seller shall be entitled to a credit against the
          -------
          Restructuring Fee and the Resyndication Fee payable under this Agreement equal to the full amount of the 'Restructuring Fee' and the 'Resyndication Fee', respectively, actually paid by the Seller under the Parallel Purchase Commitment."

          (h) Section 4.01(f) of the CIESCO Agreement is amended in its entirety to read as follows:

               "(f) Except as disclosed in Merisel's 1992 annual report on Form 10-K, a copy of which has been furnished to the Agent, or as set forth on Schedule IV hereto, there is no pending or, to the best knowledge of the Seller, threatened action or proceeding affecting the Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect (i) the financial condition or operations of the Seller and its subsidiaries taken as a whole or (ii) the ability of the Seller to perform its obligations under this Agreement, the Certificate or the Fee Letter, or which purports to affect the legality, validity or enforceability of this Agreement, the Certificate or the Fee Letter."

          (i) Section 5.01(i) of the CIESCO Agreement is amended in its entirety to read as follows:

               "(i)  Lock-Box Agreements.  Deliver, or cause to be delivered, to
                     -------------------
          the Agent on or before October 31, 1994, a Lock-Box Agreement with Bank of America National Trust and Savings Association or any replacement Lock-Box Bank therefor, duly executed by the Seller and such Lock-Box Bank, together with Lock-Box Notices related thereto executed by the Seller."

          (j) Section 5.01 of the CIESCO Agreement is further amended by adding to the end thereof new subsections (k) and (l) to read as follows:

               "(k)  Bankruptcy Remote Subsidiary.  On or prior to October 18,
                     ----------------------------
          1994 (or such later date (but in no event later than November 30, 1994), if any, as shall have been approved by the Agent in writing in its sole discretion, with such approval not to be unreasonably withheld so long as the Seller is, in the Agent's determination, diligently working towards the full performance of the requirements of this
          Section 5.01(k)), (i) establish a wholly-owned bankruptcy-remote subsidiary of the Seller created solely to purchase from time to time from the Seller, and to sell from time to time to the Owners undivided interests (similar to the Eligible Assets) in, the Pool Receivables, and (ii) enter into, and cause such subsidiary to enter into, new purchase and sale agreements in form and substance satisfactory to the Agent providing for such purchases and sales by such subsidiary and taking the place of this Agreement and the Parallel Purchase Commitment, and cause such agreements to become effective in accordance with their respective terms (including without limitation as a result of the delivery to the Agent of (A) a favorable opinion of counsel to the Seller and such subsidiary in form and substance satisfactory to the Agent to the effect that (1) such sales of Pool Receivables from the Seller to such subsidiary would be 'true sales' for bankruptcy purposes and (2) upon the bankruptcy of the Seller, the assets and liabilities of such subsidiary would not be substantively consolidated with those of the Seller, and (B) a favorable opinion of counsel to the Seller and such subsidiary with respect to such new purchase and sale agreements and the other instruments and documents furnished by the Seller or such subsidiary pursuant thereto but otherwise substantially in the form of Exhibit E hereto and as to such other matters as the Agent may reasonably request)."

               "(l)  Further Amendment.  On or prior to November 29, 1994, enter
                     -----------------
          into and cause to become effective an amendment to this Agreement and to the Parallel Purchase Commitment, in form and substance satisfactory to the Agent, separating the Loss and Dilution Reserve into two separate reserves sized according to rating agency standards for structuring securitizations and structured on a basis acceptable to the Seller and the Agent."

          (k) Section 7.01(b) of the CIESCO Agreement is amended by replacing the Section references "Section 5.02(c), 5.03(e) or 6.03(a)" with the Section references "Section 5.01(k), 5.01(l), 5.02(c), 5.03(e) or 6.03(a)".

          (l) Section 9.02 of the CIESCO Agreement is amended in its entirety to read as follows:

              "SECTION 9.02.  Assignment of Rights and Obligations.  (a)  The
                              ------------------------------------
          Investor may assign to any Assignee all of its rights and obligations under this Agreement (including, without limitation, its right to make Purchases and reinvestments from time to time hereunder and all Eligible Assets owned by it); provided, however, that (i) each such
                                        --------  -------
          assignment shall be of all but not part of the Investor's rights and obligations under this Agreement and all Eligible Assets owned by it,
          (ii) each such assignment shall be to an Assignee, (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, and (iv) the consent of the Agent shall first have been obtained. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the later of (x) the date the Agent receives the executed Assignment and Acceptance and (y) the date of such Assignment and Acceptance, (I) the assignee thereunder shall be a party hereto and shall have all the rights and obligations of the Investor hereunder and (II) the assigning Investor shall relinquish all of its rights and be released from all of its obligations under this Agreement.

              (b) By executing and delivering an Assignment and Acceptance, the assigning Investor and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the Certificate or the Fee Letter or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Certificate or the Fee Letter or any other instrument or document furnished pursuant hereto; (ii) the assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or the performance or observance by the Seller of any of its obligations under this Agreement, the Certificate or the Fee Letter or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the Fee Letter, together with copies of the financial statements referred to in Section 4.01, information regarding the Obligors and such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, any of its Affiliates, the assigning Investor or any former Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the Fee Letter; (v) such assignee confirms that it is an Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Fee Letter as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such Assignee appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 to enforce its respective rights and interests in and under the Pool Receivables, the Related Security and the related Contracts; (viii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as the Investor; (ix) such Assignee agrees that it will not institute against the assigning Investor or any former Investor any proceeding of the type referred to in Section 7.01(g) so long as any Commercial Paper Notes or Medium Term Notes issued by the assigning Investor or any former Investor shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes or Medium Term Notes shall have been outstanding; and (x) such Assignee agrees that it will comply with the provisions of
          Section 11.08(b) and perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as the Investor.

                    (c) The Agent shall maintain at its office referred to in
          Section 11.02 a copy of each Assignment and Acceptance delivered to and accepted by it, which shall be available for inspection by the Seller at any reasonable time and from time to time upon reasonable prior notice.

                    (d) Upon its receipt of an Assignment and Acceptance executed by any assigning Investor and an assignee representing that it is an Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit H hereto, (i) accept such Assignment and Acceptance and (ii) give prompt notice thereof to the Seller."

          (m) Article IX of the CIESCO Agreement is further amended by adding to the end thereof a new Section 9.03 to read as follows:

              "SECTION 9.03.  Annotation of Certificate.  The Agent shall
                              -------------------------
          annotate the Certificate to reflect any assignments made pursuant to
          Section 9.01 or 9.02 or otherwise."

          (n) The CIESCO Agreement is further amended by adding thereto a new Exhibit H in the form of Exhibit H hereto.

          (o) The CIESCO Agreement is further amended by adding thereto a new
     Schedule IV in the form of Schedule IV hereto.

          SECTION 2.  Amendments to Parallel Purchase Commitment.  The Parallel
                      ------------------------------------------
Purchase Commitment is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

          (a) The definitions of the terms "Contract", "Credit Agreement", "Fee Letter", "Investor", "Obligor" and "Receivable", contained in Section 1.01 of the Parallel Purchase Commitment, are amended in their entirety to read as follows, respectively:

              "'Contract' means (i) an agreement between the Seller and an
                --------
          Obligor, in substantially the form of one of the forms of written contract delivered to the Agent prior to the date hereof (or in substantially the form of any other form of written contract delivered from time to time to the Agent by the Seller after the date hereof if such other form shall have been approved by the Agent in its reasonable discretion) or containing payment terms and conditions and covering sales of merchandise or services of a type substantially similar thereto, or in the case of an open account agreement, as evidenced by an invoice of the Seller in substantially the form of one of the forms of invoices delivered to the Agent prior to the date hereof (or in substantially the form of any other form of written invoice delivered from time to time to the Agent by the Seller after the date hereof if such other form shall have been approved by the Agent in its reasonable discretion) or containing payment terms and conditions and covering sales of merchandise or services of a type substantially similar thereto, in each case pursuant to or under which such Obligor shall be obligated to pay for its purchase of merchandise or services from time to time, or (ii) in the case of a Receivable of the type described in clause (ii) of the definition of the term 'Receivable', the agreement or arrangement of the type described in clause (iii) of the definition of the term 'Related Security' under which such Receivable arose."

               "'Credit Agreement' means the Revolving Credit Agreement dated as
                 ----------------
          of December 23, 1993, as amended by the First Amendment to Revolving Credit Agreement dated as of September 29, 1994, among the Seller and Merisel Europe, Inc., as borrowers, Merisel, as guarantor, the lenders party thereto, Citibank, as designated issuer, and Citicorp USA, Inc. as agent for such lenders, without giving effect to any other amendment, supplement or other modification thereof or thereto or any waiver of any provision or any termination thereof."

               "'Fee Letter' means the letter agreement regarding additional
                 ----------
          fees, dated the date hereof, as amended by the letter agreement dated October 7, 1994, between the Seller and the Agent."

               "'Investor' means Ciesco L.P., a New York limited partnership, or
                 --------
          any other 'Investor' under and as defined in the CIESCO Agreement from time to time."

               "'Obligor' means a Person (other than the Seller) either (i)
                 -------
          which is obligated to make payments pursuant to a Contract of the type described in clause (i) of the definition of the term 'Contract' or
          (ii) which is obligated to finance (by lending to an Obligor referred to in clause (i) above, or by purchasing from the Seller, or otherwise), or is a party to an agreement that contemplates that such Person may so finance, a Receivable."

               "'Receivable' means (i) the indebtedness of any Original Obligor
                 ----------
          under a Contract of the type described in clause (i) of the definition of the term 'Contract' arising from a sale of merchandise or services by the Seller to such Original Obligor, including without limitation any such indebtedness which may be financed by any Floor Plan Obligor, and (ii) the indebtedness of any Floor Plan Obligor arising from the sale of any Receivable referred to in clause (i) above to such Floor Plan Obligor as contemplated by Section 5.03(a), and, in the case of clauses (i) and (ii) above, includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto. Unless otherwise stated, the term 'Obligor' of any Receivable refers to both the Original Obligor that owes such Receivable and, if applicable, the Floor Plan Obligor that finances, or may finance, such Receivable."

          (b) The definition of the term "Eligible Asset", contained in Section
     1.01 of the Parallel Purchase Commitment, is amended by adding to the end of clause (iii) thereof the parenthetical "(including, without limitation, proceeds in the form of cash or indebtedness arising from the sale of Pool Receivables to Floor Plan Obligors as contemplated by Section 5.03(a))."

          (c) Clause (v) of the definition of the term "Eligible Receivable", contained in Section 1.01 of the Parallel Purchase Commitment, is amended in its entirety to read as follows:

               "(v) which, according to the Contract related thereto, is required to be paid in full within 61 days of the original invoice date therefor, in the case of any Receivable of the type described in clause (i) of the definition of the term 'Receivable', or, in the case of any Receivable of the type described in clause (ii) of the definition of such term, by the date by which the Pool Receivable the sale of which gave rise to such Receivable was so required to have been paid in full;".

          (d) The definition of the term "Commitment Termination Date", contained in Section 1.01 of the

     Parallel Purchase Commitment, is amended by adding to the end thereof the following proviso:
               -------

          "; provided, however, that the 'Commitment Termination Date' shall be
             --------  -------
          extended to the earlier of October 6, 1995 or the date of termination of the Commitments pursuant to Section 2.03 or Section 7.01 if, and only if, (i) prior to November 30, 1994, Merisel shall have received funding in an aggregate amount of at least $100,000,000 from new sources of liquidity (other than the Credit Agreement), and from Persons which are not Affiliates of Merisel, the term of which sources of liquidity is at least five years, and (ii) the Seller shall have performed and observed the covenants set forth in Sections 5.01(k) and
          (l) hereof pursuant to the terms thereof, with such extension to occur automatically, without any further action, upon the satisfaction of the conditions set forth in clauses (i) and (ii) above."

          (e) Section 1.01 of the Parallel Purchase Commitment is further amended by adding thereto definitions of the new terms "Restructuring Fee" and "Resyndication Fee", such definitions of such new terms to read as follows:

               "'Restructuring Fee' has the meaning specified in Section 2.10."
                 -----------------

               "'Resyndication Fee' has the meaning specified in Section 2.10."
                 -----------------

          (f) Clause (ii) of Section 2.10 of the Parallel Purchase Commitment is amended by replacing the rate for the Commitment Fee of "20/100 of 1% per annum" with the following rate:

          "20/100 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which the ratio of Consolidated Debt Equivalents (as defined in the Credit Agreement) for the Seller to the sum of such Consolidated Debt Equivalents plus Consolidated Net Worth (as defined in the Credit Agreement) for the Seller is equal to or less than .55 to 1, or 25/100 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which such ratio is greater than .55 to 1 but equal to or less than .625 to 1, or 375/1000 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which such ratio is greater than .625 to 1".

          (g) Section 2.10 of the Parallel Purchase Commitment is further amended by adding to the end thereof a new subsection (d) to read as follows:

               "(d) The Seller shall also pay to the Agent, on the first date on which all of the conditions set forth in clauses (i) and (ii) of the proviso to the definition of the term 'Commitment Termination
              -------
          Date' shall have been satisfied, (i) for the account of the Agent a restructuring fee (the 'Restructuring Fee') as set forth in the Fee Letter, and (ii) for the account of each Bank, a resyndication fee (the 'Resyndication Fee') in the amount of 1/20 of 1% of such Bank's entire Commitment (whether used or unused) on such date."

          (h) Section 4.01(f) of the Parallel Purchase Commitment is amended in its entirety to read as follows:

               "(f) Except as disclosed in Merisel's 1992 annual report on Form 10-K, a copy of which has been furnished to the Agent, or as set forth on Schedule IV hereto, there is no pending or, to the best knowledge of the Seller, threatened action or proceeding affecting the Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect (i) the financial condition or operations of the Seller and its subsidiaries taken as a whole or (ii) the ability of the Seller to perform its obligations under this Agreement, the Certificate or the Fee Letter, or which purports to affect the legality, validity or enforceability of this Agreement, the Certificate or the Fee Letter."

          (i) Section 5.01(i) of the Parallel Purchase Commitment is amended in its entirety to read as follows:

               "(i)  Lock-Box Agreements.  Deliver, or cause to be delivered, to
                     -------------------
          the Agent on or before October 31, 1994, a Lock-Box Agreement with Bank of America National Trust and Savings Association or any replacement Lock-Box Bank therefor, duly executed by the Seller and such Lock-Box Bank, together with Lock-Box Notices related thereto executed by the Seller."

          (j) Section 5.01 of the Parallel Purchase Commitment is further amended by adding to the end thereof new subsections (k) and (l) to read as follows:

               "(k)  Bankruptcy Remote Subsidiary.  On or prior to October 18,
                     ----------------------------
          1994 (or such later date (but in no event later than November 30, 1994), if any, as shall have been approved by the Agent in writing in its sole discretion, with such approval not to be unreasonably withheld so long as the Seller is, in the Agent's determination, diligently working towards the full performance of the requirements of this Section 5.01(k)), (i) establish a wholly-owned bankruptcy-remote subsidiary of the Seller created solely to purchase from time to time from the Seller, and to sell from time to time to the Owners undivided interests (similar to the Eligible Assets) in, the Pool Receivables, and (ii) enter into, and cause such subsidiary to enter into, new purchase and sale agreements in form and substance satisfactory to the Agent providing for such purchases and sales by such subsidiary and taking the place of this Agreement and the CIESCO Agreement, and cause such agreements to become effective in accordance with their respective terms (including without limitation as a result of the delivery to the Agent of (A) a favorable opinion of counsel to the Seller and such subsidiary in form and substance satisfactory to the Agent to the effect that (1) such sales of Pool Receivables from the Seller to such subsidiary would be 'true sales' for bankruptcy purposes and (2) upon the bankruptcy of the Seller, the assets and liabilities of such subsidiary would not be substantively consolidated with those of the Seller, and (B) a favorable opinion of counsel to the Seller and such subsidiary with respect to such new purchase and sale agreements and the other instruments and documents furnished by the Seller or such subsidiary pursuant thereto but otherwise substantially in the form of Exhibit E hereto and as to such other matters as the Agent may reasonably request)."

               "(l)  Further Amendment.  On or prior to November 29, 1994, enter
                     -----------------
          into and cause to become effective an amendment to this Agreement and to the CIESCO Agreement, in form and substance satisfactory to the Agent, separating the Loss and Dilution Reserve into two separate reserves sized according to rating agency standards for structuring securitizations and structured on a basis acceptable to the Seller and the Agent."

     (k) Section 7.01(b) of the Parallel Purchase Commitment is amended by replacing the Section references "Section 5.02(c), 5.03(e) or 6.03(a)" with the Section references "Section 5.01(k), 5.01(l), 5.02(c), 5.03(e) or 6.03(a)".

          (l) The Parallel Purchase Commitment is further amended by adding thereto a new Schedule IV in the form of Schedule IV hereto.

          SECTION 3.  Amendment to the Asset Purchase Agreement.  The Asset
                      -----------------------------------------
Purchase Agreement is, effective automatically, without any further action, upon the extension, if any, of the Facility Termination Date under the CIESCO Agreement pursuant to the proviso to the definition of such term (giving effect
                          -------
to Section 1(b) of this Fourth Amendment) and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended by amending the definition of the term "Purchase Termination Date" contained therein by replacing the date "November 30, 1994" set forth on the signature page thereto of each Bank (other than Citibank), respectively, next to the caption "Purchase Termination Date" with the date "October 6, 1995".

          SECTION 4.  Amendment to the Fee Letter Agreements.  Each of the
                      --------------------------------------
respective fee letter agreements dated March 25, 1994 between the Agent and the respective Banks (other than Citibank) (the "Side Letters") is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, hereby amended by amending in its entirety paragraph A (entitled "Fees") thereof to read as follows:

          "A.  Fees
               ----

               Your rights as a Purchaser of interests in Eligible Assets shall be as set forth in the Receivables Purchase Agreement and in the APA, but shall not extend to any of the fees set forth in Section 2.11 of the Receivables Purchase Agreement or the Fee Letter except as set forth in the following sentences. Whenever all or any portion of the Program Fee is paid by or on behalf of the Seller pursuant to the Receivables Purchase Agreement, and to the extent the Program Fee relates to the period from the date hereof until the later of the date of termination of your commitment under the APA or, if applicable, the date of repayment of the amount paid by you under Section 1(b) of the APA, we, as Agent, will pay, or cause to be paid, to you in U.S. dollars, and in the kind of funds received, your interest therein (referred to herein as your 'Facility Fee') equal to 20/100 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which the ratio of Consolidated Debt Equivalents to Capital Ratio (in each case as defined in the Credit Agreement) is equal to or less than .55 to 1, or 25/100 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which such ratio is greater than .55 to 1 but equal to or less than .625 to 1, or 375/1000 of 1% per annum for the fiscal quarter next following each fiscal quarter at the end of which such ratio is greater than .625 to 1, in each case on your 'Commitment' (whether used or unused) from time to time under the Parallel Purchase Commitment (or, if there is no such 'Commitment' during the period referred to above for which the Program Fee is paid, the average daily amount of your Percentage of Capital of Eligible Assets from time to time outstanding under the Receivables Purchase Agreement, interests in which you have either agreed to purchase or have purchased pursuant to the APA, and of your ratable interest in 'Capital' of 'Eligible Assets' outstanding under the Parallel Purchase Commitment); provided that if we receive only a partial payment of the Program Fee, we will pay to you that portion of the Facility Fee you otherwise would be entitled to hereunder as the amount of such partial payment of the Program Fee bears to the full amount of the Program Fee that we should have received. If all or any portion of the Resyndication Fee is paid by or on behalf of the Seller pursuant to the Receivables Purchase Agreement, we, as Agent, will pay, or cause to be paid, to you in U.S. dollars, and in the kind of funds received, your interest therein (referred to herein as your 'Extension Fee') equal to 1/20 of 1% of your 'Commitment' (whether used or unused) at such time under the Parallel Purchase Commitment; provided that if we receive only a partial payment of the Resyndication Fee, we will pay to you that portion of the Extension Fee you otherwise would be entitled to hereunder as the amount of such partial payment of the Resyndication Fee bears to the full amount of the Resyndication Fee that we should have received."

          SECTION 5.  Conditions of Effectiveness.  This Fourth Amendment shall
                      ---------------------------
become effective when, and only when, all of the following shall have occurred:

          (a) The Agent shall have received counterparts of (i) this Fourth Amendment executed by the Seller, CIESCO, each Bank, CNA and the Agent, and (ii) the letter agreement dated the date hereof (the "Fee Letter Amendment") between the Seller and the Agent amending the Fee Letter and setting forth an additional restructuring fee payable by the Seller;

          (b) The Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, in form and substance satisfactory to the Agent:

               (i) A certified copy of the resolutions of the Board of Directors of the Seller approving this Fourth Amendment and the Fee Letter Amendment and the matters contemplated hereby and thereby;

              (ii) A certificate of the Secretary or an Assistant Secretary of the Seller certifying the names and true signatures of the officers thereof authorized to sign this Fourth Amendment and the Fee Letter Amendment and the other documents to be delivered by it hereunder;

             (iii) An undated Preliminary Lock-Box Notice to Harris Trust and Savings Bank executed by the Seller;

              (iv) A favorable opinion of Riordan & McKinzie, counsel for the Seller, covering this Fourth Amendment and the Fee Letter Amendment and being in form and substance reasonably acceptable to the Agent; and

               (v) A certificate signed by a duly authorized officer of the Seller stating that:

                    (A) The representations and warranties contained in Section
               4.01 of (i) the Trade Receivables Purchase and Sale Agreement dated as of September 24, 1993, as amended by the Assumption and Second Amendment thereto dated as of December 23, 1993, the Third Amendment thereto dated as of March 24, 1994 and the Fourth Amendment thereto dated as of October 7, 1994, among Merisel Americas, Inc., CIESCO L.P. and Citicorp North America, Inc., as Agent, and (ii) the Trade Receivables Purchase and Sale Agreement dated as of September 24, 1993, as amended by the Amendment thereto dated as of October 20, 1993, the Assumption and Second Amendment thereto dated as of December 23, 1993, the Third Amendment thereto dated as of March 24, 1994 and the Fourth Amendment thereto dated as of October 7, 1994, among Merisel Americas, Inc., Citibank, N.A. and the other financial institutions party thereto as "Banks" and Citicorp North America, Inc., individually and as Agent, are correct in all material respects on and as of the date of such certificate as though made on and as of such date, and

                    (B) No event has occurred and is continuing which
               constitutes an Event of Investment Ineligibility or Event of Termination, as applicable, under and as defined in such Agreements, or would constitute an Event of Investment Ineligibility or Event of Termination but for the requirement that notice be given or time elapse or both; and

          (c) The Agent shall have additionally received, in lawful money of the United States in same day funds, payment of (i) a fee for the account of each Bank in the amount of 1/20 of 1% of its entire Commitment (whether used or unused) under and as defined in the Parallel Purchase Commitment on the date hereof and (ii) an additional restructuring fee for the account of the Agent as set forth in the Fee Letter Amendment.

          SECTION 6.  Reference to and Effect on the Agreements, etc.  (a)  Upon
                      -----------------------------------------------
the effectiveness of this Fourth Amendment, on and after the date hereof, each reference in either of the Agreements, the Asset Purchase Agreement or the Side Letters to "this Agreement" (or, in the case of the Side Letters, "this letter"), "hereunder", "hereof", "herein" or words of like import referring to such Agreement, the Asset Purchase Agreement or such Side Letters, and each reference to either of the Agreements, the Asset Purchase Agreement or such Side Letters in the Certificates or any other document delivered in connection with either of the Agreements, shall mean and be a reference to such Agreement, the Asset Purchase Agreement or such Side Letters as amended hereby.

          (b) Except as specifically amended above and in the Fee Letter Amendment, the Agreements, the Certificates, the Fee Letter, the Asset Purchase Agreement, the Side Letters and the other documents delivered in connection therewith are and shall continue to be in full force and effect and are hereby ratified and confirmed.

          SECTION 7.  Costs and Expenses.  The Seller agrees to pay on demand
                      ------------------
all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Fourth Amendment and the other documents to be delivered in connection herewith including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

          SECTION 8.  Execution in Counterparts.  This Fourth Amendment may be
                      -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Fourth Amendment and any other document to be delivered hereunder by telefacsimile shall be effective as delivery of a manually executed counterpart of this Fourth Amendment or such document.

          SECTION 9.  Governing Law.  This Fourth Amendment shall be governed
                      -------------
by, and construed in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           MERISEL AMERICAS, INC.

                           By: /s/ TIMOTHY N. JENSON
                               ______________________________
                               Vice President and Treasurer


                           CIESCO L.P.

                           By: CITICORP NORTH AMERICA, INC., its Attorney-in-
                               Fact

                               By: /s/ ERIC D. ALSBERG
                                   __________________________
                                          Vice President


                           CITIBANK, N.A.

                           By: /s/ ERIC D. ALSBERG
                               ______________________________
                                       Vice President

                           CITICORP NORTH AMERICA, INC., individually and as
                           Agent

                           By: /s/ ERIC D. ALSBERG
                               ______________________________
                                       Vice President


                             BANKS
                             -----


                           THE BANK OF NOVA SCOTIA

                           By: /s/ M. AREK
                               ______________________________
                               Title: Officer


                           THE INDUSTRIAL BANK OF JAPAN,
                           LIMITED, LOS ANGELES AGENCY

                           By: /s/ JEFF HEALY
                               ______________________________
                               Title:


                           THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH

                           By: /s/ HIROSHI AMANO
                               ______________________________
                               Name: Hiroshi Amano
                               Title:


                           UNION BANK

                           By: /s/ BRET A. MARTIN
                               ______________________________
                               Title: Vice President


                           WESTDEUTSCHE LANDESBANK
                           GIROZENTRALE, NEW YORK BRANCH

                           By: /s/ MATTHEW F. TALO
                               ______________________________
                               Title: Associate

                           By: /s/ MICHAEL F. MEHLTER
                               ------------------------------
                               Title: Managing Director

                                                                       EXHIBIT H



                           ASSIGNMENT AND ACCEPTANCE

                            Dated ___________, 19__


       Reference is made to the Trade Receivables Purchase and Sale Agreement dated as of September 24, 1993, as amended (the "Agreement"), among Merisel Americas, Inc. (the "Seller"), Ciesco L.P. and Citicorp North America, Inc., as Agent. Terms defined in the Agreement are used herein with the same meaning.

       _______________________ (the "Assignor") and ____________________ (the
"Assignee") agree as follows:

       1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, (i) all of the Assignor's rights and obligations under the Agreement as of the date hereof (including, without limitation, its rights to make Purchases and reinvestments from time to time thereunder) and (ii) the existing Eligible Assets owned by it.

       2. In consideration of the payment of $__________, being the existing aggregate Capital of the Eligible Assets referred to above, and of $____________, being the aggregate unpaid accrued Yield for such Eligible Assets, receipt of which payment is hereby acknowledged, the Assignor hereby assigns to the Agent for the account of the Assignee, and the Assignee hereby purchases from the Assignor, all of the Assignor's rights and obligations, and all of the Assignee's right, title and interest in and to such Eligible Assets, under the Agreement.

       3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest and the Eligible Assets being assigned by it hereunder and that such interest and such Eligible Assets are free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, the Certificate or the Fee Letter or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, the Certificate or the Fee Letter or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or the performance or observance by the Seller of any of its obligations under the Agreement, the Certificate or the Fee Letter or any other instrument or document furnished pursuant thereto.

       4. The Assignee (i) confirms that it has received a copy of the Agreement and the Fee Letter, together with copies of the financial statements referred to in Section 4.01 thereof, information regarding the Obligors and such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this Assignment and Acceptance and purchase such Eligible Assets; (ii) agrees that it will, independently and without reliance upon the Agent, any of its Affiliates, the Assignor or any former Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the Fee Letter; (iii) confirms that it is an Assignee;
(iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement and the Fee Letter as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) appoints as its agent the Collection Agent from time to time designated pursuant to Section 6.01 of the Agreement to enforce its respective rights and interests in and under the Pool Receivables, Related Security and the related Contracts; (vi) agrees that it will comply with the provisions of Section 11.08(b) of the Agreement and perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as the Investor; (vii) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (viii) agrees that it will not institute against the Assignor or any former Investor any proceeding of the type referred to in Section 7.01(g) of the Agreement so long as any Commercial Paper Notes or Medium Term Notes issued by the Assignor or any former Investor shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes or Medium Term Notes shall have been outstanding.

       5. The effective date for this Assignment and Acceptance shall be the later of (i) the date the Agent receives this Assignment and Acceptance executed by the parties hereto and (ii) the date of this Assignment and Acceptance (the "Effective Date"). Following the execution of this Assignment and Acceptance, such Assignment and Acceptance will be delivered to the Agent for acceptance and recording by the Agent.

       6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Agreement and have the rights and obligations of the Investor thereunder and (ii) the Assignor shall relinquish its rights and be released from its obligations under the Agreement.

       7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of Capital, Yield and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

       8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of California.

                                     [NAME OF ASSIGNOR]

                                     By:___________________________
                                        Title:


                                     [NAME OF ASSIGNEE]

                                     By:___________________________
                                        Title:

                                        [Address]


Accepted this _____ day

of ______________, 19__

[NAME OF AGENT]

By:__________________________
   Title:

                                                                     SCHEDULE IV


PENDING OR THREATENED LITIGATION OR PROCEEDING
- ----------------------------------------------
AFFECTING MERISEL, INC., MERISEL AMERICAS, INC.,
- ------------------------------------------------
MERISEL EUROPE, INC. OR ANY OF THEIR SUBSIDIARIES
- -------------------------------------------------



In June 1994, Merisel, Inc. (the "Company") and certain of its officers and/or directors were named in putative securities class actions filed in the United States District Court for the Central District of California, consolidated as In re Merisel, Inc. Securities Litigation. Plaintiffs, who are seeking damages in an unspecified amount, purport to represent a class of all persons who purchased the Company's common stock between February 1, 1994 and June 7, 1994 (the "Class Period"). The complaints allege that the defendants inflated the market price of Merisel's common stock with material misrepresentations and omissions during the Class Period. Plaintiffs contend that such alleged misrepresentations are actionable under Section 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder. Plaintiffs filed a consolidated amended complaint on August 15, 1994. The Company believes that it has meritorious defenses to this lawsuit and intends to defend the action vigorously. Management believes that the outcome of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company and, accordingly, no provision for loss has been made in the accompanying financial statements.